SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )

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☑	Definitive proxy statement.

☐	Definitive additional materials.

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Trust for Professional Managers
(Name of Registrant as Specified in Its Charter)

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Heartland International Value Fund
a series of Trust for Professional Managers
615 EAST MICHIGAN ST, 2ND FLOOR
MILWAUKEE, WI 53202

July 30, 2013

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Heartland International Value Fund (the “Acquired Fund”), a series of Trust for Professional Managers.

The meeting is scheduled to be held at 10:00 a.m. Central time on September 20, 2013, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

The purpose of the Meeting is to seek your approval for a proposed reorganization of the Acquired Fund. The Acquired Fund is currently organized as a series of Trust for Professional Managers (“TPM”), an open-end registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. After completion of the proposed tax-free reorganization, the Acquired Fund would be a series of Heartland Group, Inc., an open-end registered investment company with its principal offices at 789 North Water Street, Suite 500, Milwaukee, WI 53202. This proposed reorganization of the Acquired Fund will not result in a change of the investment advisor to the Acquired Fund, or any material change to the Acquired Fund’s investment objective, strategies or investment policies.

We think that this proposal is in the best interest of the shareholders of the Acquired Fund. The TPM Board of Trustees has unanimously recommended that shareholders of the Acquired Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-877-484-6838. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To ensure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

John P. Buckel
President
Trust for Professional Managers

Heartland International Value Fund
a series of Trust for Professional Managers
615 EAST MICHIGAN ST, 2ND FLOOR
MILWAUKEE, WI 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 20, 2013
Dear Shareholders:

The Board of Trustees of Trust for Professional Managers (“TPM”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Heartland International Value Fund (the “Acquired Fund”), a series of TPM, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, on Friday, September 20, 2013 at 10:00 a.m., Central time, for the purpose of considering and approving the following:

1.
A proposal to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund and the Heartland International Value Fund (the “Acquiring Fund”), a series of Heartland Group, Inc. (“Acquiring Company”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”); and

2.	Any such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of TPM (the “TPM Board”) has unanimously approved the Reorganization; however, shareholder approval is required to proceed.  The TPM Board believes that the proposal is in the best interests of shareholders, and recommends that you vote in favor of the proposal.  For a detailed discussion of the TPM Board’s considerations, see the section titled “Reasons for the Reorganization” in the enclosed Proxy Statement.

Shareholders of record at the close of business on July 10, 2013 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

Rachel A. Spearo, Esq., Secretary
Trust for Professional Managers
July 30, 2013

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Heartland International Value Fund
a series of Trust for Professional Managers

PROXY STATEMENT

MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Trust for Professional Managers (“TPM”), an open-end registered investment company registered with the United States Securities and Exchange Commission (the “SEC”) with its principal office located at 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of  the Heartland International Value Fund, a series of TPM (the “Acquired Fund”), at the offices of TPM’s administrator, U.S. Bancorp Fund Services, LLC, on Friday, September 20, 2013 at 10:00 a.m., Central time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Acquired Fund to consider and approve the following:

1.
A proposal to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund and the Heartland International Value  Fund (the “Acquiring Fund”), a series of Heartland Group, Inc. (“Acquiring Company”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”); and

2.	Any such other business that may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about July 30, 2013 .

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on September 20, 2013:

This proxy statement is available at www.heartlandinternationalfund.com, or by contacting the Fund (toll-free) at 866-387-7715.  To obtain directions to attend the Meeting, please call the Fund (toll-free) at 1-877-484-6838.  For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) 1-877-484-6838 or visit the Fund’s website at www.heartlandinternationalfund.com or write to:

Heartland International Value Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SUMMARY OF PROPOSAL

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION UNDER WHICH THE HEARTLAND INTERNATIONAL VALUE FUND, A SERIES OF TPM, WOULD BE REORGANIZED INTO THE HEARTLAND INTERNATIONAL VALUE FUND, A SERIES OF HEARTLAND GROUP, INC. IN A TAX-FREE REORGANIZATION.

At a meeting held on April 25, 2013, the Board of Trustees of TPM, including a majority of the Trustees who are not “interested persons” of TPM (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved an Agreement and Plan of Reorganization by and among TPM, on behalf of the Acquired Fund, Heartland Group, Inc. on behalf of the Acquiring Fund, and Heartland Advisors, Inc., the investment advisor to the Acquired Fund (the “Advisor”), substantially in the form attached to this Proxy Statement as Exhibit A (the “Plan of Reorganization”).  The Board of Trustees of TPM has unanimously recommended that shareholders of the Acquired Fund vote “FOR” the proposal. For a detailed discussion of the TPM Board’s considerations, see the section titled “Reasons for the Reorganization.”

If approved by shareholders of the Acquired Fund, under the Plan of Reorganization, the Acquired Fund, a series of TPM, will transfer all of its assets and liabilities to the Acquiring Fund, a newly organized series of Heartland Group, Inc., in exchange for a number of Acquiring Fund shares equivalent in number and value to shares of the Acquired Fund outstanding on the business day immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Acquired Fund shareholders so that each Acquired Fund shareholder would own shares of the Acquiring Fund equivalent to the number of Acquired Fund shares held by such shareholder on the closing date of the Reorganization, expected to occur on or about October 1, 2013 (such closing date, the “Closing Date”) (this transaction is referred to as the “Reorganization”). The Acquired Fund would then be completely liquidated and terminated.  Heartland Group, Inc. is a Maryland Corporation and an open-end investment company registered with the SEC.

If the Reorganization is approved and implemented, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Acquiring Fund’s investment objective, principal investment strategies and investment restrictions are substantially similar to those of the Acquired Fund.  In addition, the Advisor will continue to serve as the investment advisor to the Acquiring Fund.  Also, the shares of the Acquiring Fund generally will have the same legal characteristics as the shares of the Acquired Fund with respect to voting rights, assessibility, conversion rights and transferability. However, there are some differences between the funds. For example, the Acquiring Fund will employ an administrator and transfer agent that are different than the administrator and transfer agent utilized by the Acquired Fund. In addition, none of the members of the Board of Trustees of TPM will serve on the Board of Directors of Heartland Group, Inc. If approved by shareholders, the Reorganization is expected to take effect on the Closing Date, although the date may be adjusted in accordance with the Plan of Reorganization.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) of the Acquiring Fund dated July 19, 2013;

•	Prospectus and SAI of the Acquired Fund dated October 1, 2012 and the Supplements dated February 4, 2013 and May 1, 2013; and

•	Annual Report to Shareholders of the Acquired Fund, including audited financial statements for the fiscal year ended May 31, 2013.

The most recent annual report of the Acquired Fund, including audited financial statements for the fiscal year ended May 31, 2013, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Annual Report to Shareholders, Prospectus and/or SAI for the Acquired Fund, free of charge, please contact the Acquired Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-877-484-6838 and they will be sent to you by first class mail, or visit the Fund’s website at www.heartlandinternationalfund.com.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Funds’ Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions
The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Acquired Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) will be substantially similar. The Acquiring Fund is newly organized and will commence operation on the Closing Date. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Investment Objectives
The investment objective of both Funds is to seek long-term capital appreciation with modest current income.

Principal Investment Strategies

There are no material differences between the principal investment strategies of the Acquired and Acquiring Funds. A summary of the principal investment strategies are provided below.

Each Fund primarily invests in non-U.S. and U.S. equity securities, selected on a value basis and whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their true worth.  At least a majority of each Fund’s assets are invested in dividend paying equity securities, which may provide modest income to the Fund.  Under normal circumstances, each Fund primarily invests in a concentrated number of non-U.S. and U.S. equity securities (including common stock, preferred stock, depositary receipts (“DRs”) and options) of companies with market capitalizations up to $5 billion at the time of purchase.  The median market capitalization of each Fund is expected to fluctuate over time depending on the Advisor’s perceptions of relative valuations, future prospects, and market conditions.

Each Fund utilizes Heartland Advisors’ disciplined and time-tested 10 Principles of Value InvestingTM framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk.

1.  CATALYST FOR RECOGNITION
We look beyond simply discovering undervalued stocks. We identify specific catalysts that we believe will cause a stock’s price to rise, closing the gap between a current stock price and the company’s true worth.

2.  LOW PRICE IN RELATION TO EARNINGS
Historically, low Price/Earnings stocks have outperformed the overall market and provided investors with less downside risk relative to other equity investment strategies.

3.  LOW PRICE IN RELATION TO CASH FLOW
Strong cash flows give a company greater financial flexibility. In the hands of capable management, it can be the foundation for stronger earnings and, in turn, higher stock prices.

4.  LOW PRICE IN RELATION TO BOOK VALUE
Book value is a company’s total assets minus liabilities. We believe low Price/Book Value stocks offer investors potential downside risk protection. It often suggests sentiment about a stock or sector is overly negative.

5.  FINANCIAL SOUNDNESS
We prefer investing in companies that are not encumbered by long-term debt. During difficult periods, such low-debt companies are able to direct cash flow to investments in operations, not interest expense.

6.  POSITIVE EARNINGS DYNAMICS
We favor companies with improving earnings and upwardly trending estimates, as earnings tend to drive stock prices.

7.  SOUND BUSINESS STRATEGY
We meet with hundreds of senior executives to understand and evaluate their strategy. It is also typical for us to speak with customers, suppliers, and competitors.

8.  CAPABLE MANAGEMENT AND INSIDER OWNERSHIP
Meaningful and increasing stock ownership by company officers and directors can be tangible evidence of their personal commitment, and aligns their long-term interest with the shareholders’ interest.

9.  VALUE OF THE COMPANY
We endeavor to appraise the intrinsic value, or private market value, of each portfolio company. Our goal is to make investments at a significant discount to our estimates of true value.

10. POSITIVE TECHNICAL ANALYSIS
Technical analysis is a tool useful for avoiding stocks that may already be subject to speculation. We are attracted to stocks that have “bases,” trading within a narrow price range which has typically followed a down trend, or bear market.

Each Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of international stocks. They are constructed for investors who can accept the volatility and other investment risks of the broad-based international equity markets, but want to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Each Fund’s focus is on individual securities, not on selection of countries or regions.  Under normal market conditions, each Fund primarily invests in common stocks, both outside and within the U.S.  Each Fund may invest up to 50% of its net assets, at market value at the time of purchase, in emerging and less developed markets.  At least 40% of each Fund’s net assets, calculated at the time of purchase, will be invested in foreign securities.  A foreign company or issuer is any company or issuer whose primary operations are located outside the United States and its territories.  Each Fund intends to invest at all times in securities of issuers representing at least three different countries, not including the United States.

Each Fund does not invest more than 35% of its net assets, at market value at the time of purchase, in companies from any single country, including the United States.  However, since securities of companies representing numerous different countries may be listed and traded on registered U.S. stock exchanges or the Nasdaq Stock Market, at times more than 35% of a Fund’s net assets may be invested in companies that are traded on registered U.S. stock exchanges or the Nasdaq Stock Market.

Each Fund may invest up to 10% of its net assets, measured at the time of purchase, in DRs (Depositary Receipts).  DRs are certificates evidencing ownership of shares of a foreign-based issuer held by a bank or similar financial institution as depository.  Designed for use in U.S. securities markets, ADRs (American Depositary Receipts) are alternatives to the direct purchase of the underlying securities in their national markets and currencies.  Designed for use in foreign securities markets, GDRs (Global Depositary Receipts) are alternatives to the direct purchase of the underlying securities in their national markets and currencies.  DR holders may not have all of the legal rights of shareholders.  DRs may be sponsored or unsponsored.  If a Fund is invested in an unsponsored DR, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored DR.

Each Fund invests a significant portion of its assets in securities that are traded in currencies other than U.S. dollars, so the Fund may buy and sell foreign currencies to facilitate transactions in portfolio securities.  Each Fund usually does not hedge against possible variations in exchange rates, but exposure to a particular currency that the Advisor believes is overvalued may be hedged if a Fund has a substantial position in securities traded in that currency.  Each Fund may buy and sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

From time to time, the Advisor may conclude that a security other than an equity security presents an attractive risk/reward profile.  As a result, each Fund may invest up to an aggregate of 20% of its net assets at market value at the time of purchase in investment grade debt securities and convertible debt securities of non-U.S. and U.S. issuers that meet the Fund’s investment criteria.

Investment Risks
Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Each Fund is subject to the following principal risks:

INVESTMENT CONSIDERATION.  For each Fund, investments are selected based upon Heartland Advisors’ distinct principles of value investing.  Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

MANAGEMENT RISK.  The ability of each Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund.  The value of your investment in each Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

GENERAL MARKET RISK.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility in recent years.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in securities held by a Fund.

LIMITED OPERATING HISTORY RISK. (Applies to the Acquiring Fund only)  There can be no assurance that the Acquiring Fund will grow to or maintain an economically viable size, in which case the Acquiring Fund’s Board of Directors may determine to liquidate the Fund.  Liquidation can be initiated without shareholder approval by the Acquiring Fund’s Board of Directors if it determines it is in the best interest of shareholders.  As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

EQUITY MARKET RISK.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various, unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you hold common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

FOREIGN INVESTING RISK.  The Fund may invest in foreign companies (including DRs) traded both within and outside of the United States.  Investments in foreign companies may be subject to certain risks in addition to those normally associated with domestic stocks.  These risks are greater with respect to companies domiciled in developing and emerging countries.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing, and financial standards; and difficulties in enforcing legal rights (particularly with regard to depositary receipts in which the holders may not have the same rights as shareholders).

Moreover, brokerage commissions, fees for custodial services, and other costs related to securities traded on foreign markets generally are greater than in the United States.  Foreign securities markets have the potential for less liquidity and more volatility than United States securities markets. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain trades.  The inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

EMERGING MARKETS RISK.  The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss.  Their securities markets may be less developed and securities in those markets are generally more volatile and less liquid than those in the developed markets.  Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.  Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets.  High levels of national debt tend to make such markets also heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

VALUE-STYLE INVESTING RISK.  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn.  Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation.  Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

SMALLER COMPANY SECURITIES.  Equity securities of the smaller companies in which the Funds invest generally involve a higher degree of risk than investments in the broad-based equity markets.  The security prices of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.  Smaller companies may have lower revenues, limited product lines, less management depth, and a lower share of the market for their products or services as compared to larger companies, any or all of which could give rise to their greater risk.  A significant percentage of the outstanding shares of a smaller company may also be held by management of the company, which could cause management to have a greater influence over actions requiring shareholder approval.  Each Fund’s position in securities of a smaller company may be substantial in relation to the public market for such securities.  As a result, it may be difficult at times for each Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs.  The risks of investing in smaller companies generally increase as the size of the companies decreases.

LIMITED PORTFOLIO RISK.  As each Fund invests in a limited number of stocks, a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value (“NAV”) and performance than would be the case if it held more positions.  This generally will increase the volatility of a Fund’s NAV and investment return.

CURRENCY RISK.  Foreign securities usually are denominated and traded in foreign currencies, while each Fund values its assets in U.S. dollars.  The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously.  As a result, the values of a Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  For example, a Fund may have a significant portion of its assets invested in securities denominated in a particular foreign currency, so the exchange rate between that currency and the U.S. dollar is likely to have a significant impact on the value of the Fund’s investments.  On occasion, a Fund may (but is not required to) try to hedge against the risk of loss resulting from currency fluctuation.  There can be no guarantee that any hedging activity will be undertaken or, if undertaken, will be successful.  Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also may reduce or limit the opportunity for gain and involves counterparty risks, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to a Fund.

DEBT SECURITIES RISK.  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.  Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due.  Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.  Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities.  Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.  Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

CONVERTIBLE SECURITIES RISK.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

PREFERRED STOCK RISK.  A preferred stock has a blend of the characteristics of bonds and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets or both after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or discontinued by the issuer.

Limitations and Restrictions
Heartland Group, Inc. (on behalf of the Acquiring Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Acquiring Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes; and (iii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.
underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.
purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate) including, but not limited to real estate investment trusts;

4.
purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities or in the securities of companies engaged in the commodities business;

5.	make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);

6.
purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer, with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or

7.
invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies.

The fundamental policies of the Acquired Fund are substantially similar to the fundamental policies of the Acquiring Fund.

The following lists the non-fundamental investment restriction applicable to each of the Funds.  This percentage restriction can be decreased by the respective Fund’s Board of Trustees/Directors, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Directors/Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Fees and Expenses
The Table of Fees and Expenses and the Examples shown below are based on fees and expenses for the most recent fiscal year for the Acquired Fund and on estimates for the Acquiring Fund. The Reorganization is not expected to result in an increase in shareholder fees and expenses. However, the fees charged by the certain individual service providers are changing. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund as compared to the Acquired Fund.

Comparison of Fees and Expenses
As of May 31, 2013

SHAREHOLDER FEES (fees paid directly from your investment)	Acquired Fund	Acquiring Fund (Pro Forma)
Redemption Fees (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets each year as a percentage of the value of your investment):
Management Fee	0.85%	0.85%
Distribution (12b-1)/Shareholder Servicing Fees	0.25%	0.25%
Other Expenses(1)	1.26%	0.96%
Total Annual Fund Operating Expenses	2.36%	2.06%
Fee Waiver/Expense Reimbursement(2)	-0.64%	-0.57%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.72%	1.49%

(1)
“Other Expenses” include custodian, administration, transfer agency and other customary fund expenses, and are based on estimated amounts for the Acquiring Fund’s fiscal year ending May 31, 2014.  For the Acquired Fund, Other Expenses reflect actual amounts incurred by the Fund for the fiscal year ended May 31, 2013.

(2)
Pursuant to an operating expense limitation agreement between the Advisor, and each Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses of each Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.49% of the Fund’s average net assets (the “Expense Cap”), through at least May 1, 2014 for the Acquired Fund, and through at least May 1, 2016 for the Acquiring Fund.  Prior to May 1, 2013, the Expense Cap for the Acquired Fund was 1.75% of the Fund’s average net assets.  The Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement reflected in the table for the Acquired Fund’s fiscal year ended May 31, 2013 represents a blend of the 1.75% Expense Cap in effect prior to May 1, 2013 and the 1.49% Expense Cap in effect from May 1, 2013 to May 31, 2013.  The operating expense limitation agreement may be terminated only by, or with the consent of, the respective Fund’s Board of Trustees/Directors.  The Advisor is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years, including those expenses incurred by the Acquired Fund, subject to the Expense Cap.

EXAMPLE
This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that the Fund’s expense limitation agreement remains in force through May 1, 2014, for the Acquired Fund and May 1, 2016, for the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$152	$653	$1,182	$2,629
Acquiring Fund	$152	$471	$941	$2,241

Fund Performance
The following information shows the past performance of the Acquired Fund. The bar chart demonstrates the risks of investing in the Acquired Fund from year to year and the Average Annual Total Returns table shows how the Acquired Fund’s average annual total returns compare with that of a broad measurement of market performance. If the Reorganization is approved by the Acquired Fund’s shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Acquired Fund. The Acquiring Fund also will assume the performance history of the Acquired Fund. Past performance is not necessarily indicative of future performance.

Calendar Year Returns as of December 31

Best Quarter:	Worst Quarter:
March 31, 2012	September 30, 2011
15.51%	-16.32%

The Acquired Fund’s calendar year-to-date return as of June 30, 2013 was -0.20%.

Performance Table
Average Annual Total Returns
Periods Ended December 31, 2012

Acquired Fund	One Year	Since Inception 10/1/2010

Return Before Taxes	26.97%	1.98%
Return After Taxes on Distributions(1)(2)	26.84%	1.96%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	18.16%	1.81%
MSCI AC World Index ex USA Small Cap Value Index(4)	20.15%	2.98%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
“Return After Taxes on Distributions” shows the effect of taxable distributions (net investment income and net capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.

(4)	Does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear. A direct investment in an index is not possible.

Fund Expenses

The Acquiring Fund’s shares will have the same management fees as the shares of the Acquired Fund. Fund expenses will differ with respect to distribution and “other” expenses, which include the fees of some of the Funds’ service providers as well as certain out-of-pocket expenses.  Pursuant to an operating expense limitation agreement between the Funds’ investment advisor, Heartland Advisors, Inc. (the “Advisor”), and each Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses of each Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.49% of the Fund’s average net assets (the “Expense Cap”), through at least May 1, 2014 for the Acquired Fund, and through at least May 1, 2016 for the Acquiring Fund.  The operating expense limitation agreement may be terminated only by, or with the consent of, the respective Fund’s Board of Trustees/Directors.  The Advisor is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years, including those acquired by the Acquired Fund, subject to the Expense Cap.

It is anticipated that the expenses of the Acquiring Fund will not exceed those of the Acquired Fund.  Certain expenses of the Acquiring Fund are expected to be less than those of the Acquired Fund due to economies of scale.  These lower expenses are expected to reduce total annual fund operating expenses before fee waivers and/or reimbursements by the Advisor.

Distribution and Service (Rule 12b-1) Fee Comparison

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 (each, a “Distribution Plan”) under the 1940 Act on behalf of its shares.  Under each Fund’s respective Distribution Plan, the Fund is authorized to pay its distributor for expenses relating to the sale and distribution of the Fund’s shares (the “12b-1 Fee”).  The maximum amount of the 12b-1 Fee authorized for the Acquiring Fund is 0.25% of a Fund’s average daily net assets attributable to shares annually based on reimbursable expenses.  The 12b-1 Fee for the Acquired Fund is 0.25% of a Fund’s average daily net assets attributable to its shares annually. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in shares and may cost you more than paying other types of sales charges.

Under the Acquiring Fund’s Distribution Plan, any amounts paid to the Distributor during the Fund’s fiscal year that are not used by the Distributor for distributing and servicing the Fund’s shares shall be reimbursed by the Distributor to the Fund as soon as practicable after the end of the fiscal year. In contrast, the Acquired Fund’s Distribution Plan is a compensation plan, which means that the Rule 12b-1 Fee is paid to the Acquired Fund’s distributor regardless of the distribution related expenses actually incurred by the Acquired Fund.

In addition, each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.  The Advisor, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These additional cash payments are generally made to intermediaries who provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Comparison of Shareholder Services

Purchase and Redemption Procedures
The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Acquired Fund, including telephone purchases and redemptions. Shares of each Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from a Fund generally will be promptly sent by mail or wire after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts
The Acquiring Fund will offer different account and automatic investment plan minimums than the Acquired Fund. The initial minimum and subsequent investments applicable to both the Acquired Fund shares and the Acquiring Fund shares are summarized below:

Acquiring Fund

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment	Automatic Investment Plan – Per Transaction
Regular Account	$1,000	$100	$50
Retirement/Coverdell ESA Account	$500	$100	$50

Acquired Fund

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment	Automatic Investment Plan – Per Transaction
Regular Account	$1,000	$100	$100
Retirement/Coverdell ESA Account	$1,000	$100	$100

Both Funds reserve the right to waive or reduce the minimum investment amount under certain circumstances. Both Funds offer an automatic investment plan, which automatically deducts money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.

Redemptions
You may redeem any or all of your shares in a Fund by writing or calling the Fund, as well as by participating in either Fund’s systematic withdrawal plan.

Distributions
The Acquiring Fund will have substantially the same distribution policy as the Acquired Fund. Shareholders who have elected to have net investment income and net capital gains reinvested in shares of the Acquired Fund will have net investment income and net capital gains reinvested in the Acquiring Fund following the Reorganization.

Fiscal Year
The Acquired Fund currently operates on a fiscal year ending May 31. It is anticipated that the Acquiring Fund may change its fiscal year end following the consummation of the Reorganization to avoid administrative and accounting complexities. As a result, the Acquiring Fund may deliver annual and semiannual shareholder reports and updated prospectuses at a different time of the year than the Acquired Fund delivered this information.

Certain Comparative Information about TPM and Heartland Group, Inc.
TPM is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (its “Governing Documents”) and Heartland Group, Inc. is organized as a Maryland Corporation under Articles of Incorporation and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of TPM and Heartland Group, Inc.

However, while Maryland law governing corporations like Heartland Group, Inc. and Delaware law governing statutory trusts like TPM have many similarities, there are certain differences between the law governing these different types of entities that affect each Fund and your rights as a shareholder.

Generally, Delaware law allows greater flexibility in drafting and amending an investment company’s governing documents, which can potentially result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Because Delaware has a well-established body of legal precedent in the area of corporate law, there may be greater certainty as to how a matter affecting an investment company and its shareholders will be treated in Delaware than in Maryland. An investment company formed as a Delaware statutory trust, unlike one formed as a Maryland corporation, is not required to pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders.

Under Delaware law governing statutory trusts, the management of an investment company may take various actions without requiring shareholder approval if those actions are permitted by the governing instrument. Additionally, unlike Maryland corporate law, Delaware law permits any amendment to the statutory trust’s governing instrument without the need for a state filing.

Under Maryland corporation law, the shareholders of the Acquiring Fund will not be subject to any personal liability for any claims against, or liabilities of, the Fund solely by reason of being or having been a shareholder of the Fund. Under Delaware law governing statutory trusts, shareholders of an investment company are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

THE ADVISOR

The Advisor and the terms of the advisory agreement, as discussed below for the Acquired Fund, will be substantially similar for the Acquiring Fund.

Heartland Advisors, Inc. serves as investment advisor to the Acquired Fund and Acquiring Fund.  The Advisor is responsible for developing, constructing, and monitoring the asset allocation and portfolio management for the Acquired Fund.   Founded in 1983 by William (“Bill”) J. Nasgovitz, Heartland Advisors is an independent firm owned by its employees through Heartland Holdings, Inc. Its principal offices are located at, and its mailing address is, 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202. As of June 30, 2013, Heartland Advisors had approximately $5.8 billion of assets under its discretionary management. Heartland Advisors manages the Fund’s investments subject to the authority of and supervision by the Heartland Funds’ Board of Directors. Heartland Advisors provides investment advisory services to individuals, institutions, other investment advisors, and retirement plans, and sub advisory services to a sub-portfolio of a series of another investment company. Heartland Advisors also provides various administrative services to the Acquiring Fund.

Pursuant to the terms of each Fund’s Investment Advisory Agreement, (each an “Advisory Agreement”), as compensation for its investment management services the Advisor receives a fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.  Pursuant to an operating expense limitation agreement between the Fund’s investment advisor, Heartland Advisors, Inc. (the “Advisor”), and each Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.49% of the Fund’s average net assets (the “Expense Cap”), through at least May 1, 2014 for the Acquired Fund, and through at least May 1, 2016 for the Acquiring Fund.  The operating expense limitation agreement may be terminated only by, or with the consent of, the respective Fund’s Board of Trustees/Directors.  The Advisor is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years, including fees incurred by the Acquired Fund, subject to the Expense Cap.

The Advisor may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion of the TPM Board of Trustee’s approval of the Acquired Fund’s Advisory Agreement is available in the Acquired Fund’s Semi-Annual Report dated November 30, 2012. A discussion of the factors that the Acquiring Fund’s Board of Directors considered in approving the Acquiring Fund’s Advisory Agreement will be included in the Acquiring Fund’s annual or semi-annual report, as applicable.

THE PORTFOLIO MANAGERS

The portfolio managers, who are discussed below for the Acquired Fund, will be identical for the Acquiring Fund.

Mr. William (“Bill”) J. Nasgovitz is the Chairman and Chief Investment Officer of the Advisor and is the President and a Director of Heartland Group, Inc., and has served as the Acquired Fund’s portfolio manager since the Acquired Fund commenced operations in October 2010. Bill founded Heartland Advisors in 1983 and served as its President and Chief Executive Officer until 2012. He also has served as portfolio manager of the Heartland Value Fund since the fund commenced operations in 1984.

Mr. Robert C. Sharpe has served as a Portfolio Manager of the Acquired Fund since May 2013.  Mr. Sharpe has been with Heartland Advisors since April 1, 2013 and currently holds the title of Vice President, Portfolio Manager. Prior to joining Heartland Advisors, Mr. Sharpe was employed by The State Teachers Retirement System of Ohio for nearly 20 years where he held various positions. Most recently, he was the Director, International Equities and Portfolio Manager – International Equities. Previously, he was an Investment Analyst with Capital Research Company.

REASONS FOR THE REORGANIZATION

The Advisor proposed the Reorganization to the Board of Trustees of TPM primarily to provide operational efficiencies and improved shareholder functionality. The Acquiring Fund has the potential to operate more efficiently than the Acquired Fund because the Acquiring Fund may increase its assets as a result of having access to the distribution network of the Heartland Group, Inc. family of funds and the Acquiring Fund will be a part of a family of multiple funds with the same investment advisor and other service providers.

At a meeting of the Board of Trustees of TPM held on April 25, 2013, the Trustees, including the Independent Trustees, considered the Plan of Reorganization substantially in the form attached to this Proxy Statement as Exhibit A, and unanimously determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization. Based on information requested by the Board and provided by the Advisor, the Trustees compared the investment objectives and principal strategies of the Acquired Fund and the Acquiring Fund and concluded that the investment objective, principal investment strategies and fundamental investment restrictions of the Acquired Fund and the Acquiring Fund are substantially similar.

Additionally, the Board noted that the Advisor will continue as investment advisor to the Acquiring Fund and that the advisory agreement between Heartland Group, Inc. and the Advisor is not materially different from the advisory agreement currently in place between TPM and the Advisor.

The Board reviewed services to be provided to the Acquiring Fund, noting no significant deviations between the services provided to the Acquired Fund and to be provided to the Acquiring Fund are expected and that it anticipated increased operational efficiency as a result of the Reorganization. The Advisor has contractually agreed to waive its fee and reimburse the Acquiring Fund’s expenses so that total annual Fund operating expenses, (excluding brokerage fees and commissions, dividend expenses on short positions, Acquired Fund fees and expenses, borrowing costs, taxes and extraordinary expenses), do not exceed 1.49% of the average daily net assets through May 1, 2016.

The Board also considered the cost and tax consequences of the Reorganization. The Board noted that the Advisor has agreed to bear the expenses associated with the Reorganization and that the Acquired Fund and its shareholders will not bear any material direct or indirect expenses. In addition, the Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the Reorganization to the Acquired Fund, the Acquiring Fund, or shareholders, and that the Acquired Fund and Acquiring Fund will receive a legal opinion to that effect prior to the Reorganization.

Based on the factors discussed above, the Board of Trustees of TPM, including a majority of the Independent Trustees, unanimously determined that the Reorganization is in the best interests of the Acquired Fund, that the terms of the Plan of Reorganization are fair and reasonable, and that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquired Fund unanimously recommends that shareholders approve the Plan of Reorganization.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. Capitalized terms in the Proxy Statement shall have the meaning ascribed to them in the Plan of Reorganization.

General Plan of Reorganization
The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by the Acquired Fund Shareholders. First, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and an assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Immediately thereafter, the Acquired Fund will liquidate and will distribute the shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Acquired Fund. This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Acquired Fund and by crediting to each such account the shares due to the shareholder in the Reorganization. In order to efficiently manage the transition of accounts from the Acquired Fund to the Acquiring Fund, shareholder purchases and redemptions of the Acquired Fund will be halted on the business day immediately preceding the Closing Date. Every shareholder will own the same number of shares of the Acquiring Fund as the number of shares of the Acquired Fund held by the shareholder immediately before the Reorganization. For example, if you held 100 shares of the Acquired Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 shares of the Acquiring Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions
The Reorganization is subject to a number of conditions set forth in the Plan of Reorganization. The significant conditions include: (a) the receipt by TPM and Heartland Group, Inc. of an opinion of counsel as to material federal income tax aspects of the Reorganization, and (b) the approval of the Plan of Reorganization by shareholders of the Acquired Fund (which may not be waived). The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the Acquired Fund Shareholders, by the Board of Trustees of TPM or the Board of Directors of Heartland Group, Inc. In addition, the Plan of Reorganization may be amended upon the Funds’ mutual written agreement. However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the shareholder meeting in a manner that would change the method for determining the number of shares of the Acquiring Fund to be issued to shareholders of the Acquired Fund, or if such amendment had the effect of changing the provisions in the Plan of Reorganization to the material detriment of shareholders.

OTHER SERVICE PROVIDERS

Following the Reorganization, the Acquiring Fund will have a different administrator, transfer agent, auditor/independent registered public accounting firm, and fund accountant than the Acquired Fund. Below is information on the new service providers, as well as information on service providers who will continue to provide substantially similar services to the Acquiring Fund as they currently provide to the Acquired Fund. A vote in favor of the Reorganization will, in effect, constitute an approval by shareholders of the new service providers as governed by written service agreements and other agreements entered into by Heartland Group, Inc., on behalf of the Acquiring Fund.

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Administrator, Fund Accounting and Transfer Agency Services
Upon completion of the Reorganization, ALPS Fund Services, Inc. will become the Acquiring Fund’s administrator, fund accountant, transfer agent, and dividend disbursing agent. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The administrator provides certain administrative, bookkeeping, pricing, and tax services to the Fund.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1900 16th Street, Suite 1600
Denver, Colorado 80202

CERTAIN INFORMATION REGARDING THE DIRECTORS/TRUSTEES AND OFFICERS

Upon the completion of the Reorganization, the operations of the Acquiring Fund will be overseen by Heartland Group, Inc.’s Board of Directors in a substantially similar manner as the Acquired Fund is overseen by TPM’s Board of Trustees. The business of Heartland Group, Inc. is managed under the direction of its Board in accordance with its Governing Documents, which have been filed with the SEC. The Heartland Group, Inc. Board consists of six (6) individuals, five (5) of whom are Independent Directors. TPM’s Board of Trustees consists of four (4) Trustees, three (3) of whom are Independent Trustees.

Pursuant to the Governing Documents of Heartland Group, Inc., the Directors shall elect officers including a President, a Secretary, a Treasurer and Principal Accounting Officer, Chief Compliance Officer, and a Principal Executive Officer. The Directors also retain the power to conduct, operate, and carry on the business of Heartland Group, Inc. and have the power to incur and pay any expenses, which, in the opinion of the Directors, are necessary or incidental to carry out any of Heartland Group, Inc.’s purposes. There were four (4) meetings of the Heartland Group, Inc. Board of Directors for the 2012 fiscal year. Heartland Group has a policy regarding Director attendance at special meetings of shareholders of the company, whereby the Directors are encouraged, but not required to attend such meetings. The Trustees of TPM possess similar powers to elect officers and conduct, operate and carry on the business of TPM. The Directors, officers, employees and agents of Heartland Group, Inc., when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. TPM offers the same limitation of liability to its Trustees, officers, employees and agents.   The TPM Board of Trustees held five (5) regular meetings during the Acquired Fund’s fiscal year ended May 31, 2013. TPM does not have a policy regarding Trustee attendance at special meetings of shareholders of the Trust.

Board Leadership Structure

The policy of Heartland Group, Inc. is that the Chairman of the Board and 75% of Board members must not be “interested persons” (within the meaning of the 1940 Act) of the Advisor, the Fund’s Distributor, or the Fund’s transfer agent.  The Independent Chairman participates in the planning of the agenda for Board meetings and presides over meetings of the Board and meetings of the Independent Directors.  The Independent Chairman also generally acts as a liaison between Fund Officers and other Directors of Heartland Group, Inc. between Board meetings.  The Chairman may also perform such other functions as may be requested by the Board.

The Board has delegated oversight of the Fund’s risk management to the Audit Committee of the Board.  Therefore, the Board’s primary role in the risk oversight of the Fund consists of supervising the work of the Audit Committee, which the Board accomplishes by reviewing reports and observing presentations on risk oversight matters prepared by the Audit Committee and providing advice to the Audit Committee when necessary.  For more information on the Audit Committee’s oversight of risk, see the Section of this Proxy Statement titled “Committees of the Board—Audit Committee” below.

Directors and Officers of the Acquiring Fund
Following is a list of the Directors and executive officers of Heartland Group, Inc. and their principal occupation over the last five years.

Name, Address and Age	Position(s) Held with Heartland Group, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Group, Inc. Funds Overseen by Director	Other Directorships Held by Director(2)
Independent Directors:
Ward D. Armstrong 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 01/54	Director	Since 2/08	Managing Director, Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to present; Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman Ameriprise Trust Company, November 1996 to May 2007.	4	None
Michael D. Dunham 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 07/45	Director	Since 1/04	President, DGA Real Estate, LLC since January 2006; President and Owner of Dunham Global Associates, Ltd., since 2001; Chairman/Owner, Work Wise, LLC, Since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	4	Director, BioForce Nanosciences Holdings, Inc., September 2007 to December 2009; Chairman, Merge Healthcare, Inc. (formerly Merge Technologies, Inc.), May 2006 to June 2008.

Name, Address and Age	Position(s) Held with Heartland Group, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Group, Inc. Funds Overseen by Director	Other Directorships Held by Director(2)
Kenneth A. Kavajecz 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 03/66	Director	Since 2/08
Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin – Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, from August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.
				4	None
Dale J. Kent 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen LLP, 1986 to 2002; employed by Arthur Andersen LLP, in other capacities, 1974 to 1985.	4	None

Name, Address and Age	Position(s) Held with Heartland Group, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Group, Inc. Funds Overseen by Director	Other Directorships Held by Director(2)
Robert A. Rudell 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 09/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	4	Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).
Interested Directors and Officers:
William (“Bill”) J. Nasgovitz(3)(4) 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer, and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	4	None
William (“Will”) R. Nasgovitz(4) 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 04/78	Chief Executive Officer	Since 05/12
Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2012; Vice President and Portfolio Manager, Heartland Advisors, Inc., from 2006 to 2011; Research Analyst from, Heartland Advisors, Inc., 2004-2006; Research Associate, Heartland Advisors, Inc., from November 2003 to 2004, of Heartland Advisors, Inc.; Senior Research Associate, Cambridge Associates, LLC from 2000 to 2002.
				N/A	N/A

Name, Address and Age	Position(s) Held with Heartland Group, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Group, Inc. Funds Overseen by Director	Other Directorships Held by Director(2)
Nicole J. Best 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 9/73	Vice President and Principal Accounting Officer and Treasurer	Since 6/11
Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc. May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Anderson, LLP, in other capacities, 1995 to 1998.
			N/A	N/A
Katherine M. Jaworski 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 11/70	Vice President and Secretary	Since 6/11
Vice President and Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Principal Accounting Officer and Treasurer, Heartland Group, Inc., May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.
			N/A	N/A

Name, Address and Age	Position(s) Held with Heartland Group, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Group, Inc. Funds Overseen by Director	Other Directorships Held by Director(2)
Vinita K. Paul 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 8/79	Vice President and Chief Compliance Officer	Since 08/08
General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.
			N/A	N/A
Paul T. Beste 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 1/56	Vice President Assistant Secretary Anti-Money Laundering Officer	Since 9/97 Since 5/10 Since 11/02
Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc. in other capacities since 1997.
			N/A	N/A
__________________________________________

(1)
Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors.  Directors of Heartland serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)
Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

Director Ownership of Fund Shares
As of December 31, 2012, Directors and officers of Heartland Group, Inc. beneficially owned shares of the Acquired Fund and other series of Heartland Group, Inc.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Heartland Group, Inc. Funds Overseen by Director
Ward D. Armstrong	None	Over $100,000
Michael D. Dunham	None	Over $100,000
Kenneth A. Kavajecz	None	Over $100,000
Dale J. Kent	None	Over $100,000
William (“Bill”) J. Nasgovitz	Over $100,000	Over $100,000
Robert A. Rudell	$50,001-$100,000	Over $100,000

Neither the Directors who are not “interested” persons of Heartland Group, Inc., nor members of their immediate family, own securities beneficially, or of record, in the Advisor, the Acquiring Fund’s distributor or any of its affiliates.  Accordingly, neither the Directors who are not “interested” persons of Heartland Group, Inc. nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Acquiring Fund’s distributor, or any of its affiliates.

Committees of the Board

The standing committees of the Acquiring Fund’s Board of Directors include an Audit Committee and a Nominating Committee.  Both committees consist of all the Independent Directors, namely Ward D. Armstrong, Kenneth A. Kavajecz, Robert A. Rudell, Dale J. Kent, and Michael D. Dunham.  Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee.  The Board has determined that Mr. Kent is an Audit Committee financial expert.

Audit Committee.  The Audit Committee is responsible for selecting the independent registered public accounting firm for the Fund and oversees the preparation of the Fund’s financial statements.  In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Fund’s financial statements.  The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions.

The Audit Committee is primarily responsible for overseeing and evaluating Heartland’s compliance policies and procedures as well as policies with respect to risk assessment and risk management.  To aid its oversight and evaluation, the Audit Committee obtains regular periodic reports and other information from Heartland’s management and Chief Compliance Officer regarding Heartland’s operations. The Audit Committee reviews and discusses the Fund’s primary risk exposures and the steps management has taken to monitor and control such risks and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved. While the Board provides risk oversight, the management of the Fund’s risks is carried out on a day-to-day basis by Fund management, the Advisor, and other Fund service providers. Although the risk management policies and procedures of the Advisor and other Fund service providers are reasonably designed to be effective, there can be no guarantee that they will be effective. The Audit Committee has adopted a written charter.  The Audit Committee had four (4) meetings for the year ended May 31, 2013.

Nominating Committee. The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required.  The Nominating Committee generally accepts recommendations for nominations by shareholders of the Fund made within one year prior to the appointment or election of a Director. Nominations should be sent to Heartland Group, Inc., Attention: Secretary, 789 N. Water Street, Suite 500, Milwaukee, WI 53202. The Nominating Committee has adopted a written charter. The Acquiring Fund’s Nominating Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating Committee had one (1) meeting for the year ended May 31, 2013.

A brief summary of each Director’s specific experience, qualifications, attributes, and skills that led to the Nominating Committee to conclude that such person should serve as a Director for Heartland Group is set forth below.

Ward D. Armstrong.   Mr. Armstrong is currently Managing Director of Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial. Mr. Armstrong’s prior experience includes serving as Senior Vice President at Ameriprise Financial, Inc. from 1984 to 2007, as President of American Express Asset Management Group from 2002 to 2004, and as Chairman of Ameriprise Trust Company from 1996 to 2007.  He has also served as a director on the boards of two other asset management firms.  In addition to his many years of experience in the asset management industry generally, he has extensive experience in developing, evaluating and monitoring asset management portfolios, and Heartland believes Mr. Armstrong possesses a strong background and knowledge base in selling, marketing, and distributing mutual fund shares.

Michael D. Dunham.  Mr. Dunham is currently the President of DGA Real Estate, LLC,  the President and Owner of Dunham Global Associates, Ltd., and the Chairman and Owner of Work Wise LLC. His prior experience includes serving as Chairman of the Board of Merge Healthcare, Inc. (formerly, Merge Technologies, Inc.) from 2006 to 2008; Senior Vice President of IFS AB from 2000 to 2006; and Co-Founder and CEO of Effective Management Systems, Inc. from 1978 to 1999. In addition, Mr. Dunham’s experience includes service on boards of directors and audit committees of other public companies and experience engaging in business in the Americas, Europe, and Asia.  Heartland believes that Mr. Dunham’s skills as an entrepreneur and his public company and global business experience brings a wealth of knowledge and a diverse perspective to the Board and its committees.

Kenneth A. Kavajecz. Mr. Kavajecz is currently the Dean of the Martin J. Whitman School of Management at Syracuse University. Previously, Mr. Kavajecz was a Professor of Finance - Wisconsin Alumni Professor of Investments and the Chair of the Finance Department from 2012 to 2013 and the Associate Dean of the undergraduate program from 2008 to 2011 and the Associate Dean of the Full-Time MBA Program from 2006 to 2011 at the University of Wisconsin - Madison. He has also served the University of Wisconsin - Madison and The Wharton School in various capacities since 1997.   Mr. Kavajecz was also an Assistant Economist at the Board of Governors of the Federal Reserve System, Division of Monetary Affairs from 1988 to 1992.  He was a member of the Economic Advisory Board at Nasdaq from 2002 to 2004 and served as Chairman of that Board in 2004.  Mr. Kavajecz further varies the background of the Board and its committees through his academic and government experience and in-depth knowledge of economic and financial matters.

Dale J. Kent. Mr. Kent has been the Executive Vice President and Chief Financial Officer at West Bend Mutual Insurance Company (“West Bend”) since July 2002, where his duties include managing a $1.1 billion portfolio. Previously, he was a Partner at Arthur Andersen LLP from 1986 to 2002, during which time he supervised numerous audits of mutual funds and hedge funds and provided audit and related services to asset managers and securities firms.  Through his many years of experience as an executive and a public accountant, Heartland believes Mr. Kent possesses a strong knowledge of accounting, compliance, and risk assessment in the mutual fund industry.

William (“Bill”) J. Nasgovitz. Mr. Bill Nasgovitz is the Chairman and Chief Investment Officer of the Advisor. He has served as a portfolio manager of the Acquired Fund since it commenced operations in 2010. Also, he has been the lead portfolio manager of the Heartland Value Fund since its inception in 1984. Mr. Bill Nasgovitz also serves as portfolio manager for separately managed accounts. Mr. Bill Nasgovitz brings to the Board over 40 years of value investing experience and an intricate knowledge of the securities markets. Prior to founding Heartland Advisors, Inc., he served in a number of roles in the financial industry as well spending four years in the U.S. Air Force (highest rank achieved, Captain).

Robert A. Rudell. Mr. Rudell’s experience includes serving as Chief Operating Officer at Zurich Scudder Investments (“ZSI”) from 1998 to 2002, where he was responsible for the systems, operations, and financial reporting of ZSI’s US investment business.  He was also President of Scudder Retirement Services from 1996 to 1998 and was employed by IDS/American Express as President of Institutional Retirement Services and other capacities from 1973 to 1996.  Mr. Rudell also serves on the boards of directors and audit committees of one other mutual fund family, and a private company. Besides his many years of experience in the asset management industry generally, Heartland believes Mr. Rudell brings a strong knowledge of operations, compliance, and risk assessment in the mutual fund industry.

Director Compensation

Heartland pays the compensation of the Directors who are not Officers, Directors or employees of the Advisor.  The following is compensation expected to be paid to the Directors who are not interested persons of the Advisor for their services during the fiscal year ending May 31, 2014:

Director	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Heartland Fund Complex Paid to Directors(1)

Ward D. Armstrong	$273	None	None	$49,000

Michael D. Dunham	273	None	None	49,000

Kenneth A. Kavajecz	273	None	None	49,000

Dale J. Kent	295	None	None	53,000

Robert A. Rudell	318	None	None	57,000
________________________

(1)
Heartland Group, Inc. has a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in “phantom” shares of any Heartland Group, Inc. Fund.  The table above includes all deferred compensation of Directors.  As of May 31, 2013, there were no amounts payable under the plan.

Legal Proceedings

The following legal proceedings involving Heartland Group, Inc. have been resolved:

On January 25, 2008, the Advisor, William J. Nasgovitz (President of the Advisor, President and a director of Heartland Group, Inc. (the “Funds”) and a portfolio manager), Paul T. Beste (Chief Operating Officer of the Advisor and Vice President and Assistant Secretary of the Funds), and Kevin D. Clark (Senior Vice President of the Advisor) (the Advisor, Nasgovitz, Beste, and Clark collectively referred to herein as the “Respondents”) and certain others no longer associated with the Funds, reached a settlement with the SEC that resolved the issues resulting from the SEC’s investigation of the Advisor’s pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and Heartland’s disclosures to the Funds’ Board of Directors and investors concerning the Advisor’s efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of the Respondents; (iv) payment by the Respondents  of disgorgement of $1; and (v) civil money penalties against the Respondents  as follows: the Advisor and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

EXPENSES OF THE REORGANIZATION

The Advisor has agreed to bear all expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by either Fund, nor will a gain or loss be recognized by the shareholders of the Acquired Fund as a result of the Acquiring Fund’s distribution of its shares to Acquired Fund shareholders in exchange for Acquired Fund shares. In addition, a shareholder’s tax basis for shares held in the Acquired Fund will carryover to the shares of the Acquiring Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the corresponding Acquiring Fund shares received in the Reorganization. As a condition to the consummation of the Reorganization, TPM, Heartland Group, Inc., the Acquired Fund, and the Acquiring Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by TPM and Heartland Group, Inc. and certifications received from TPM and Heartland Group, Inc. on behalf of each of the Acquired Fund and the Acquiring Fund, respectively.

Capital losses incurred in tax years beginning prior to December 23, 2010 can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains.  Capital losses incurred in tax years beginning on or after December 23, 2010 can generally be carried forward indefinitely to offset future capital gains.  The Acquiring Fund will succeed to the tax attributes of the Acquired Fund, including any available capital loss carryforwards, as of the Closing Date.  In general, it is not expected that any such capital loss carryforwards will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization should either: (i) qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Code as a mere change in identity, form or place of organization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.  For federal income tax purposes, the Acquired Fund had a net realized capital loss carryforwards as of May 31, 2013 as follows:

Date of Expiration	Amount
Indefinite	$625,227
Expiring May 31, 2019	$4,129
Total:	$629,356

The foregoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

Capitalization.  The following table sets forth the capitalization of the Acquired Fund as of the Record Date.  Pro forma capitalization information is not included for the Reorganization because the shares of the Acquired Fund are being reorganized into the Acquiring Fund, which currently has no assets.  All outstanding shares listed below are entitled to vote at the Meeting.

Total Net Assets	Shares Outstanding	Net Asset Value per Share
$27,275,181	2,645,507.362	$10.31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the Record Date, the following shareholders were considered to be either a control person or principal shareholder of the Acquired Fund:

Name and Address	Number of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab FBO Its Customers 101 Montgomery Street San Francisco, CA 94173	1,642,800.339	62.09%	Record	The Charles Schwab Corporation	Delaware
National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281-1003	156,506.847	5.92%	Record	FMR LLC	Delaware

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of TPM, as a group, beneficially owned no shares of the Acquired Fund.

VOTING SECURITIES AND VOTING INFORMATION

General Information
The close of business on July 10, 2013 is the Record Date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof. As of the Record Date, there were 2,645,507.362 shares of the Acquired Fund issued and outstanding. Only shareholders of record on the Record Date are entitled to vote at the meeting.  Each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The presence, in person or by proxy, of the holders of at least 33 1/3% of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote is necessary to constitute a quorum for the Acquired Fund at the Meeting. An affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Acquired Fund, or (ii) 67% or more of the shares of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, is required to approve the Reorganization.

Voting Rights
Although it is not expected that the Acquired Fund will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Although abstentions and broker non-votes are counted as shares that are present at the Meeting for purposes of determining a quorum, they will be treated as shares that have not been voted. Abstentions and broker non-votes will have the effect of a vote “against” the Proposal for purposes of obtaining the requisite approval of the Reorganization. Treating broker non-votes as shares not voted with respect to a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, TPM may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. TPM also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Acquired Fund, without further notice to the shareholders of the Acquired Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the best interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

A shareholder of the Acquired Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of TPM to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value. Shares of the Acquired Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned Meeting at which the adjournment is taken, unless a new record date of the adjourned Meeting is fixed. At any adjourned Meeting, TPM may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of TPM is not aware of any other matters to come before the Meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

▪	delivering written notice of the proxy’s revocation to the President of TPM at the above address prior to the Meeting;

▪	submitting a properly executed proxy bearing a later date, but dated prior to the Meeting;

▪	submitting a subsequent telephone vote; or

▪	attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. AST Systems has been engaged by the Advisor to complete the proxy solicitation and any costs associated with AST Systems’ services will be borne by the Advisor. The Advisor is paying for the costs of this proposed Reorganization, and is paying for the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the Meeting. Employees of the Advisor and U.S. Bancorp Fund Services, Inc. may make solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so. We, or our appointed agent, will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

HOUSEHOLDING

In an effort to decrease costs, the Acquired Fund intends to reduce the number of duplicate Proxy Statements you receive by sending only one copy to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household, unless the Acquired Fund has received contrary instructions from one or more of the shareholders at the shared address. However, each shareholder will receive separate proxy cards. Please call toll-free at 1-877-484-6838 or write to the Acquired Fund (Heartland International Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) to request (1) a separate copy of this Proxy Statement or (2) delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address, which will be delivered to you promptly upon any such request.

OTHER BUSINESS

The Board of Trustees of TPM knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Acquired Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Acquired Fund and its shareholders.

TPM and Heartland Group, Inc. do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Directors of Heartland Group, Inc. unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of Heartland Group, Inc. at 789 North Water Street, Suite 500, Milwaukee, WI 53202. Shareholder proposals must meet certain requirements, including being received within a reasonable time before the solicitation is made, and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

This Proxy Statement omits certain information contained in the registration statements for each of the Acquired Fund and the Acquiring Fund. Reference is hereby made to each registration statement and to the exhibits and amendments thereto for further information with respect to the Acquired Fund and the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each of the Acquired Fund and the Acquiring Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

EXHIBITS:

Exhibit A – Agreement and Plan of Reorganization

Exhibit B – Proxy Card

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ___, 201_, by and among Trust for Professional Managers (“TPM”), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, WI 53202, with respect to the Heartland International Value Fund, a separate series of TPM (the “Acquired Fund”), Heartland Group, Inc. (“Heartland Group, Inc.”), a Maryland Corporation, with its principal place of business at 789 North Water Street, Suite 500, Milwaukee, WI 53202, with respect to the Heartland International Value Fund, a separate series of Heartland Group, Inc. (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”) and Heartland Advisors, Inc. (the “Advisor”), the investment advisor to the Acquired Fund, located at 789 North Water Street, Suite 500, Milwaukee, WI 53202 (with respect to Paragraphs 6.5 and 9.1 only). Each of the Funds is sometimes referred to herein individually as a “Fund.”

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for full and fractional shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities (as set forth in paragraph 1.3 below) of the Acquired Fund; and (iii) the distribution, immediately after the Closing hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Acquired Fund and the Acquiring Fund, respectively, shall be the obligations, agreements, representations and warranties of such Acquired Fund and such Acquiring Fund, respectively, only, and in no event shall any other series of TPM or of Heartland Group, Inc. or the assets of any other series of TPM or of Heartland Group, Inc. be held liable with respect to the breach or other default by the Acquired Fund or the Acquiring Fund, as the case may be, of its obligations, agreements, representations and warranties as set forth herein. The Acquiring Fund is, and will be immediately prior to Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities (as set forth in paragraphs 1.2 and 1.3 below) of the Acquired Fund.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of Heartland Group, Inc. and TPM, respectively, and Heartland Group, Inc. and TPM are open-end registered investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns assets that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the parties desire to change the form of organization of the Acquired Fund from a series of TPM to a series of Heartland Group, Inc., it being anticipated that the Reorganization will provide Acquired Fund shareholders with economies of scale and administrative efficiencies; and

WHEREAS, the Trustees of TPM have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, free and clear of all liens and encumbrances. In exchange, the Acquiring Fund agrees, (i) to deliver to the Acquired Fund in exchange for the entire  net assets attributable to the Acquired Fund shares, a number of Acquiring Fund Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the closing date provided for in paragraph 3.1 (“Closing Date”).

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1.2    ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of any kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and other assets and the payment of normal operating expenses and the payment of net investment income and net capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3    LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date. The Acquired Fund will use its best efforts to discharge all known liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent possible and consistent with its own investment objectives and policies and normal business operations.

1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The aggregate net asset value of the Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate net asset value of the Acquired Fund Shares, each as determined on the Valuation Date using the valuation procedures set forth below.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed by the Acquired Fund and canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholders at the Effective Time on the Closing Date.

1.5    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7    REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated, provided, however, that any tax returns of the Acquired Fund for the current fiscal year, including the Closing Date, shall be the responsibility of the Acquiring Fund so long as the Closing (as defined in paragraph 3.1) shall have taken place prior to the end of the current fiscal year.

1.8    TERMINATION. The Acquired Fund shall be liquidated and terminated promptly following both the Closing Date and the making of all distributions pursuant to paragraph 1.4.

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ARTICLE II

VALUATION

2.1    SUSPENSION OF TRADING. In order to efficiently manage the transition of accounts from the Acquired Fund to the Acquiring Fund, shareholder purchases and redemptions of the Acquired Fund will be halted on the business day immediately preceding the Closing Date. Every shareholder will own the same number of shares of the Acquiring Fund as the number of shares of the Acquired Fund held by the shareholder immediately before the Reorganization.

2.2    VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in TPM’s Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3    VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, consistent with the valuation procedures set forth in Heartland Group, Inc.’s Articles of Incorporation and the Acquiring Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.4    SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the shares of the Acquired Fund then outstanding. Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the Acquiring Fund, each such share which is equal in net asset value to the net asset value of each share of the Acquired Fund held by such holder immediately prior to such liquidating distribution.

2.5    DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund, as the case may be.  The Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities and other assets determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The closing (the “Closing”) will be on or about October 1, 2013 or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. Brown Brothers Harriman, LLP as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3    EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4    TRANSFER AGENT’S CERTIFICATE. U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of each of the Acquired Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ALPS Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of TPM a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE ACQUIRED FUND. TPM and the Acquired Fund represent and warrant to Heartland Group, Inc. and the Acquiring Fund as follows:

(a)    The Acquired Fund is a separate series of TPM, a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquired Fund is a separate series of TPM, a Delaware statutory trust that is registered as an open-end management investment company under the 1940 Act, and TPM’s registration with the U.S. Securities and Exchange Commission (the “SEC”) is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)    The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any material provision of TPM’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)    The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities.

(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g)    The financial statements of the Acquired Fund are in accordance with United States generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of May 31, 2013, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)    Since May 31, 2013, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(i)    At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all material federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. All of the Acquired Fund’s material tax liabilities will have been adequately provided for on its books.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)    All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

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(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of TPM on behalf of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of TPM on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)    The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)    From the effective date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Statement to be prepared, filed and distributed in accordance with Schedule 14A (as further defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)    From the effective date of  this Agreement through the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)           The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code for each taxable year since its inception and qualifies and shall continue to qualify as a RIC under the Code for the portion of the taxable period beginning on the first day of its current taxable year and continuing through and including the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Fund is in compliance in all material respects with applicable regulations promulgated under the Internal Revenue Code and of the laws and regulations of applicable foreign tax-collecting bodies or agencies pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(q)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by TPM, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. Heartland Group, Inc. and the Acquiring Fund represent and warrant to TPM and the Acquired Fund as follows:

(a)    The Acquiring Fund is a separate series of Heartland Group, Inc, a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)    The Acquiring Fund is a separate series of Heartland Group, Inc., an open-end investment company, and Heartland Group, Inc.’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

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(c)    The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)    With respect to the Acquiring Fund, the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Heartland Group, Inc.’s Articles of Incorporation or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)    There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date;

(g)    All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of Heartland Group, Inc. on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Heartland Group, Inc. on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)    From the effective date of this Agreement through the Closing Date, any written information furnished by Heartland Group, Inc. with respect to the Acquiring Fund specifically for use in the Proxy Statement (as defined in paragraph 5.8 or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)    From the effective date of this Agreement through the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by Heartland Group, Inc. with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)    The Acquiring Fund agrees to use all commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by Heartland Group, Inc., for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Heartland Group, Inc., for itself and on behalf of the Acquiring Fund, except for the filing and effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received (it being understood that the proxy statement seeking approval of this Plan of Reorganization is a filing of TPM), and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

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(n)    The Acquiring Fund intends to elect and qualify as a RIC under the Code and will continue to qualify as a RIC through the end of the taxable year that includes the Closing Date, and is a fund that is treated as a separate corporation under Section 851(g) of the Code.

(o)    The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of Heartland Group, Inc. created within the last 12 months, without assets or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares.  On the Closing Date, the Acquiring Fund will have no assets.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1    OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary distributions and shareholder redemptions in the case of the Acquired Fund.

5.2    APPROVAL OF SHAREHOLDERS. TPM will call a special meeting (the “Meeting”) of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within fifteen days after the applicable Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by the TPM’s Treasurer.

5.7    PREPARATION OF REGISTRATION STATEMENT.   Heartland Group, Inc. represents that it has prepared and filed an amendment to a registration statement on Form N-1A (as so amended, the “Registration Statement”) for the purpose of creating the Acquiring Fund and registering its shares. The Registration Statement will be effective on or before the Closing Date.

5.8    PREPARATION OF SCHEDULE 14A PROXY STATEMENT.  Heartland Group, Inc. and the Acquiring Fund covenant that they will assist in preparing, coordinate with the Acquired Fund the filing with the SEC, and assist in the delivery to the Acquired Fund shareholders in connection with the Meeting, a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.  The Acquired Fund covenants that it will provide Heartland Group, Inc. and the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder. To the extent required by the SEC or otherwise determined to be appropriate in the reasonable business judgment of Heartland Group, Inc., on behalf of the Acquiring Fund, the term “Proxy Statement,” as used herein, shall include a proxy statement/prospectus filed on Form N-14 in lieu of a Schedule 14A Proxy Statement and in compliance with the 1933 Act and the 1940 Act.

5.9    INDEMNIFICATION.

(a)    Heartland Group, Inc. will assume all liabilities and obligations of TPM relating to any obligation of TPM to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, to the fullest extent permitted by law and TPM’s Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, Heartland Group, Inc. agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, under TPM’s Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund and its successors or assigns.

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(b)    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Directors or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  The Acquired Fund shall not indemnify and hold harmless ALPS Fund Services, Inc., Heartland Group, Inc., the Acquiring Fund and each of the Acquiring Fund’s Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Directors or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises solely out of or is solely based on any representation, disclosure, agreement  or other action or omission of the Advisor with respect to or on behalf of the Acquired Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1    All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by Heartland Group, Inc.’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2    The Acquired Fund shall have received on the Closing Date an opinion from Quarles & Brady LLP, counsel to Heartland Group, Inc., dated as of such Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a)    Heartland Group, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)    Heartland Group, Inc. is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect.

(c)    This Agreement has been duly authorized, executed, and delivered by Heartland Group, Inc. on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)    Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

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(e)    The Registration Statement has been declared by the SEC effective or has become automatically effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of Heartland Group, Inc.’s Articles of Incorporation or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g)    In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(h)    To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(i)    In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened as to the Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, to the knowledge of such counsel, the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business, other than as previously disclosed in the Registration Statement.

6.3    The Registration Statement on Form N-1A filed by Heartland Group, Inc. with the SEC to create the Acquiring Fund and register its shares (referred to in Section 5.7) has been declared (or has become automatically) effective by the SEC.

6.4    Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.5    TPM shall have received a letter of indemnification from the Advisor stating that it agrees to indemnify TPM, its employees, agents, directors, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses (including settlement costs) arising out of any litigation or regulatory action (including, without limitation, any shareholder litigation and any SEC staff inquiries, investigation, enforcement action or disciplinary action) in any way relating to the Acquired Fund, or relating to or resulting from (a) the Reorganization, (b) the management of the Acquired Fund by the Advisor, or (c) the Advisor’s duties to the Acquired Fund under the Investment Advisory Agreement between TPM and the Advisor, or the Investment Advisers Act of 1940, as amended (any a “Claim”). The Advisor shall remain liable for indemnification as contemplated herein regardless of whether the transactions contemplated by this Agreement occur and this Section 6.5 shall survive the Closing and any termination of this Agreement pursuant to Section 11.1.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1    All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by TPM’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

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7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TPM.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of TPM’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2    On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received a favorable opinion of Quarles & Brady LLP dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that for federal income tax purposes with respect to the Acquired Fund:

(a)    The transfer of all of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as set forth in paragraph 1.3 above (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

(c)    No gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)    No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares in the Reorganization.

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(e)    The aggregate tax basis of Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

(f)    The aggregate tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the aggregate tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)    For purposes of Section 381 of the Code, either (i) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) the Acquiring Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund described in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Quarles & Brady LLP appropriate to render the opinions expressed therein.  Such opinion shall be based on customary assumptions and such representations as Quarles & Brady LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1    Except as otherwise provided for herein, the Advisor, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1934 Act covering the solicitation of the approval of the transaction contemplated herein by the Acquired Fund Shareholders; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees including reasonable fees for this transaction of the Acquired Fund’s counsel and counsel of the Acquired Fund’s Independent Trustees; (f) proxy solicitation costs of the transactions; (g) the cost of winding up and liquidating the Acquired Fund; and (h) all fees listed on the closing/transfer of assets schedule provided by TPM and U.S. Bancorp Fund Services, LLC.  The Advisor, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, the Advisor, or an affiliate thereof, will assume or pay only those expenses that are solely and directly related to the proxy statement, proxy solicitation and the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1    Heartland Group, Inc., on behalf of the Acquiring Fund, and TPM, on behalf of the Acquired Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

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ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of Heartland Group, Inc. and TPM. In addition, either Heartland Group, Inc. or TPM may at its option terminate this Agreement at or prior to either the Closing Date due to:

(a)    a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured (if such breach can be cured) within 30 days;

(b)    a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)    a determination by the party’s Board of Trustees/Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice of such  to the other party hereto.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, Heartland Group, Inc., TPM, or the respective Trustees/Directors or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the Meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the material detriment of such Shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of Heartland Group, Inc. personally, but shall bind only the corporate property of the Acquiring Fund, as provided in the Articles of Incorporation of Heartland Group, Inc. The execution and delivery of this Agreement have been authorized by the Directors of Heartland Group, Inc. on behalf of the Acquiring Fund and signed by authorized officers of Heartland Group, Inc., acting as such. Such authorization by such Directors and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the corporate property of the Acquiring Fund as provided in Heartland Group, Inc.’s Articles of Incorporation.

13.6    It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of TPM personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of TPM. The execution and delivery of this Agreement have been authorized by the Trustees of TPM on behalf of the Acquired Fund and signed by authorized officers of TPM, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in TPM’s Declaration of Trust.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TRUST FOR PROFESSIONAL MANAGERS, on behalf of the Acquired Fund

By: _________________________________
Name:
Title:

Heartland Group, Inc., on
behalf of the Acquiring Fund

By: ________________________________
Name:
Title:

Heartland Advisors, Inc., with respect
to Paragraphs 6.5 and 9.1 only

By :_________________________________
Name:
Title:

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Schedule A

Shareholders of the Acquired Fund will receive shares of the Acquiring Fund:

TPM (Acquired Fund):	Heartland Group, Inc. (Acquiring Fund):

Heartland International Value Fund	Heartland International Value Fund

14

Exhibit B – Proxy Card

1

PROXY CARD

HEARTLAND INTERNATIONAL VALUE FUND A series of Trust for Professional Managers (“TPM”) 615 EAST MICHIGAN ST, 2ND FLOOR MILWAUKEE, WI 53202

SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 20, 2013

THIS PROXY IS BEING SOLICITED ON BEHALF OF TPM’S BOARD OF TRUSTEES ON BEHALF OF ITS SERIES, HEARTLAND INTERNATIONAL VALUE FUND (THE “FUND”).

The undersigned hereby constitutes and appoints John P. Buckel and Jennifer A. Lima, their designees or any one of them, with power of substitution and re-substitution, as attorneys, agents, and proxies, with full power of substitution, to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Fund (the “Meeting”), or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR the Proposal.

This proxy card must be signed exactly as your name(s) appears hereon.  If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.  By signing this proxy card, you acknowledge that you have received the proxy statement and prospectus that the proxy card accompanies.

Signature	Date

Signature (if held)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:
INTERNET
Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.
CONTROL NUMBER 123456789123
REPRESENTATIVE	Simply dial toll-free (866) 387-7715 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You may also attend the shareholders’ meeting at U.S. Bancorp Fund Services LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202 on September 20, 2013 at 10:00 am Central time.

The proxy statement for this meeting is available at: www.heartlandinternationalfund.com

2

PROXY CARD

Heartland International Value Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following proposal.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  ☒

VOTE ON PROPOSAL:	FOR	AGAINST	ABSTAIN
1.
To approve a proposed Agreement and Plan of Reorganization for the Heartland International Value  Fund (the “Acquired Fund”), a series of Trust for Professional Managers, and the Heartland International Value  Fund (the “Acquiring Fund”), a series of Heartland Group, Inc. (“Acquiring Fund”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”)
	□	□	□

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

Vote this proxy card TODAY!
Your prompt response will save the expense
of additional mailings

3

Heartland Group, Inc. – Telephone Scripts

Good (morning, afternoon, evening,) my name is (AGENT’S FULL NAME). I am calling on behalf of the Heartland International Value Fund. May I please speak with (Mr. /Ms. / Mrs.) (SHAREHOLDER’S FULL NAME)?
(Re-Greet If Necessary)

I wanted to confirm that you have received the proxy material for the shareholder meeting scheduled for September 20, 2013. Have you received the information?
(Pause for response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone.
Your Board of Trustees of the Heartland International Value Fund is recommending a vote in favor.

If “No” or negative response:
Would you like me to email or hard copy mail the proxy material to you? (If yes, read the email/mail address back to the shareholder for confirmation.) The proxy material is also available at www.heartlandinternationalfund.com

or

I would be happy to review the meeting agenda and record your vote by phone.
The Board of Trustees of the Heartland International Value Fund is recommending a vote in favor.

Would you like me to review the proposal with you?
(Pause for response)

If yes -
The proposal is to approve a proposed Agreement and Plan of Reorganization for the Heartland International Value Fund (the “Acquired Fund”), a series of Trust for Professional Managers, and the Heartland International Value Fund (the “Acquiring Fund”), a series of Heartland Group, Inc. (“Acquiring Company”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).

Heartland Group, Inc. – Telephone Scripts

Would you like to vote along with the Board’s Recommendation?
(Pause for response)

If yes -
Would you like to vote all of your accounts with Heartland International Value Fund in the same manner?
(Pause for response)

*Confirmation – I am recording your (in favor/against/abstain) vote.
 For confirmation purposes:
●  Please state your full name and full mailing address. (Pause)

Thank you.  You will receive written confirmation of your voting instructions within 3 to 5 business days.  Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

If no –
Please know that as a shareholder, your vote is very important to the continued operation of the Fund. Prompt attention to this proposal is important as the Special Meeting of Shareholders is scheduled for 10:00 CT on September 20, 2013.  If you would rather not vote over the phone, you can always vote over the internet or by mail. Thank you for your time today.

Heartland Group, Inc. – Telephone Scripts

Greeting
Good (morning, afternoon, evening,) my name is (AGENT’S FULL NAME). I am calling on behalf of the Heartland International Value Fund. May I please speak with (Mr. /Ms. / Mrs.) (SHAREHOLDER’S FULL NAME)?
(Re-Greet If Necessary)

I wanted to confirm that you have received the proxy material for the shareholder meeting scheduled for September 20, 2013. Have you received the information?
(Pause for response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can transfer you to the voting service for you to record your voting instructions by phone. Your Board of Trustees of the Heartland International Value Fund is recommending a vote in favor.

If “No” or negative response:
Would you like me to email or hard copy mail the proxy material to you? (If yes, read the email/mail address back to the shareholder for confirmation.) The proxy material is also available at www.heartlandinternationalfund.com.

If shareholder states they no longer owns shares of the Fund:
I understand, however, you were a shareholder as of July 10, 2013; therefore, you are the only person entitled to vote those shares. Your Board of Trustees of the Heartland International Value Fund is recommending a vote in favor.

I would be happy to review the meeting agenda and I can transfer you to the voting service for you to record your voting instructions by phone. Your Board of Trustees of the Heartland International Value Fund is recommending a vote in favor.

You may also vote in a variety of other ways.

You may vote online by logging on to www.proxyonline.com. Make sure to have your proxy card available when you plan to vote your shares.  You will need the control number found in the box on the bottom right at the time you execute your vote.

You may also vote by phone by dialing toll-free (866) 387-7715 and have your proxy card available at the time of the call.  Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

Heartland Group, Inc. – Telephone Scripts

You may vote by mail, simply sign, date, and complete the reverse side of your proxy card and return it in the postage paid envelope provided.

Would you like me to review the proposal with you?
(Pause for response)

If yes:
The proposal is to approve a proposed Agreement and Plan of Reorganization for the Heartland International Value Fund (the “Acquired Fund”), a series of Trust for Professional Managers, and the Heartland International Value Fund (the “Acquiring Fund”), a series of Heartland Group, Inc. (“Acquiring Company”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).

What is happening?

The Heartland International Value Fund currently sits in US Bank’s Trust for Professional Managers and this merger proposes that the Fund move to Heartland Group, which is where all of the other Heartland mutual Fund products reside.

Why is the Reorganization happening?

Heartland Advisors proposed the Reorganization to the Board of Trustees of TPM primarily to provide operational efficiencies and improved shareholder functionality. The Acquiring Fund has the potential to operate more efficiently than the Acquired Fund because the Acquiring Fund may increase its assets as a result of having access to the distribution network of the Heartland Group, Inc. family of Funds and the Acquiring Fund will be a part of a family of multiple funds with the same investment advisor and other service providers.

The proposed Reorganization has been approved both by the Board of Trustees of TPM and the Board of Directors of Heartland Group. Your Board of Trustees of the Heartland International Value Fund is recommending a vote in favor.

Heartland Group, Inc. – Telephone Scripts

Will the new fund differ from the current fund?

The Acquiring Fund will be substantially identical to the Acquired Fund. It will have the same investment advisor (Heartland Advisors, Inc.) and portfolio management team (Bill Nasgovitz and Robert Sharpe) and have the substantially identical investment objective and strategy. Currently U.S. Bancorp Fund Services, LLC provides the Acquired Fund with transfer agency, fund accounting, and fund administration services, but ALPS Fund Services, Inc. will provide those services to the Acquiring Fund. ALPS Fund Services, Inc. currently provides those same services to the other Heartland Funds.

Will the people who handle the day-to-day management of the fund change?

It is expected that the Heartland Advisors’ management personnel that are currently responsible for overseeing and managing the day-to-day activities of the Acquired Fund will be retained.

Will fees increase as a result of the Reorganization?

There will be no change in the fee schedule applicable to Acquiring Fund under the reorganization. Heartland Advisors and Heartland Group have no present intention to alter any fee or expense waivers or reimbursements currently in effect for the Acquiring Fund. In fact, Heartland Advisors has already agreed to a fee and expense waiver or reimbursement through May 1, 2016 that will cap the Acquiring Fund’s expense ratio at 1.49%.

Would you like to place your vote?
(Pause for response)

If yes:
I will be transferring your call to our voting service for you to record your vote. Please have your proxy card handy as you will need the control number found in the box on the right. Thank you for your time today.

If no:
Please know that as a shareholder, your vote is very important to the continued operation of the Fund. Prompt attention to this proposal is important as the Special Meeting of Shareholders is scheduled for 10:00 CT on September 20, 2013.  If you would rather not vote over the phone, you can always vote over the internet or by mail. Thank you for your time today.

Heartland Group, Inc. – Telephone Scripts

If shareholder wishes to place their vote:

You may vote in a variety of ways.

You may vote now by phone. I will be transferring your call to our voting service for you to record your vote. Please have your proxy card handy as you will need the control number found in the box on the right. Thank you for your time today.

You may vote online by logging on to www.proxyonline.com. Make sure to have your proxy card available when you plan to vote your shares.  You will need the control number found in the box on the bottom right at the time you execute your vote. Thank you for your time today.

You may also vote by phone by dialing toll-free (866) 387-7715 and have your proxy card available at the time of the call.  Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday. Thank you for your time today.

You may vote by mail, simply sign, date, and complete the reverse side of your proxy card and return it in the postage paid envelope provided. Thank you for your time today.

If shareholder wants more information on the proxy materials:

I will be transferring your call to another Heartland representative who can provide you with additional details on the proxy materials. Thank you for your time today.